UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported)    July 15, 2005

                          ON THE GO HEALTHCARE, INC.
            (Exact name of registrant as specified in its charter)

   DELAWARE                      333-61538                 98-0231687
---------------             --------------------    -------------------
(State or Other                 (Commission          (IRS Employer
Jurisdiction of                 File Number)           Identification
 Incorporation)                                                   No.)

                         85 Corstate Avenue, Unit #1
                              Concord, Ontario
                               Canada L4K 4Y2
              ---------------------------------------------------
              (Address of principal executive offices) (Zip Code)


     Registrant's telephone number, including area code:  (905) 760-2987

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


ITEM 1.02  TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

On July 15, 2005, we satisfied our obligations pursuant to a Promissory Note dated March 7, 2005 with Dutchess Private Equities Fund, II, L.P. We entered into the Promissory Note with Dutchess Private Equities Fund, II, L.P. on March 7, 2005. The price of the Note was $500,000 with a face amount of $600,000, an interest rate of 0% per month and a maturity date of
March 7, 2006.   There was no prepayment penalty associated with the
Promissory Note. The funds for the final payment of $400,000 came from our July 14, 2005 convertible financing facility with Laurus Master
Fund, Ltd.

The description of the Promissory Note contained herein is qualified in its entirety by reference to the Promissory Note filed as Exhibit 10.5 to our Form 10-QSB filed March 10, 2005, and incorporated herein by reference.

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ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.


EXHIBIT NUMBER          DESCRIPTION

10.1 Promissory Note between the Company and Dutchess Private Equities Fund, II, L.P., dated March 7, 2005 (included as Exhibit 10.5 to the
Form 10-QSB filed March 10, 2005 and incorporated herein by reference).


                               SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                On The Go Healthcare, Inc
Date: July 20, 2005
                                By:  /s/ Stuart Turk
                                ------------------------------------
                                Stuart Turk
                                Chief Executive Officer and President


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